UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2025

DARLING INGREDIENTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 N. MACARTHUR BLVD., IRVING, TEXAS 75038

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On May 12, 2025, Darling Ingredients Inc. (the “Company”) announced that it signed a non-binding term sheet with Tessenderlo Group NV (“Tessenderlo”) (XBRU: TESB) to form a joint venture. The purpose of the joint venture is to combine the collagen and gelatin businesses of the Company, which businesses operate under the Rousselot brand, and Tessenderlo, which businesses operate under the PB Leiner brand. These businesses will be contributed to a new company called NextidaTM. The Company will hold an 85% ownership stake in the joint venture and Tessenderlo will hold the remaining 15% ownership stake. The term sheet covers customary items, including structure, governance, and management of the joint venture. The formation of the joint venture is subject to customary due diligence, negotiation of definitive transaction documents, satisfaction of customary closing conditions, and regulatory approvals. The transaction is anticipated to close in 2026. A copy of the press release announcing the proposed transaction is furnished as Exhibit 99.1.

The Company will hold a conference call and webcast for investors today, May 12, 2025 at 8 a.m., Central Time, to review the proposed transaction. The Company will have a slide presentation available to augment management’s formal presentation, which will be accessible via the investor relations section of the Company’s website. A copy of the slide presentation is furnished as Exhibit 99.2.

This Current Report and Exhibits 99.1 and 99.2 includes “forward-looking statements,” which may include information concerning the Company’s financial performance, plans, objectives, goals, strategies, future earnings, cash flow, performance and other information that is not historical information. When used in this Current Report and Exhibits 99.1 and 99.2, the words “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “will” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements contained in this Current Report and Exhibits 99.1 and 99.2. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These include factors which could preclude the Company from closing the proposed transaction or realizing the anticipated benefits of the proposed transaction. Other risk factors include those that are discussed in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

The information in this Current Report and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 12, 2025 regarding proposed transaction with Tessenderlo Group NV (furnished)

99.2	Slide Presentation for Monday, May 12, 2025 conference call and webcast for investors (furnished)

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 12, 2025	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

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